                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               September 24, 1997


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)


               Delaware              1-8351            31-0791746
          (State or other   (Commission File Number)   (I.R.S. Employer
          jurisdiction of                              Identification
          incorporation)                                  Number)

          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
             (Address of principal executive offices)     (Zip Code)

               Registrant's telephone number, including area code:
                                 (513) 762-6900

                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On September 24, 1997, OCR Holding Company ("OCR"), a wholly owned subsidiary of Chemed Corporation (the "Company") completed the sale of all of the issued and outstanding shares of capital stock of its wholly owned businesses comprising the Omnia Group ("Omnia") to Banta Corporation ("Banta"). The Omnia Group manufactures medical and dental supplies and distributes them to dealers throughout the United States. Products include paper, cotton, gauze items and other supplies used by the primary, acute and long-term care markets. Banta is a leading competitor in the single-use healthcare products market. There is no material relationship between Banta and the Company, OCR, any of the Company's affiliates, any Company director or officer or any associate of any such directors or officers.

        Pursuant to the agreement with Banta, the Company received aggregate consideration of $52.1 million (before estimated expenses and income taxes) consisting of (1) an immediate cash payment of $50 million which was paid at closing and (2) deferred payments of $2.1 million (payable in annual installments of $350,000 per year commencing on September 30, 2000). These deferred payments will be recorded at their net present value.

        On August 11, 1997, National Sanitary Supply Company ("National") , Unisource Worldwide, Inc. ("Unisource") and TFBD, Inc. ("Merger Subsidiary") a wholly owned subsidiary of Unisource, entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby the Merger Subsidiary would be merged into National, the Merger Subsidiary would cease its separate existence and National would emerge as the surviving corporation and a wholly owned subsidiary of Unisource. Concurrent with the execution of the Merger Agreement, the Company, owning 5,144,551 of the issued and outstanding shares of National which comprises an equity ownership interest in excess of 80%, delivered its written consent approving the merger transaction. Such consent constitutes the only action necessary by shareholders of National to effect the merger under Delaware law. National is the largest specialized distributor of sanitary maintenance supplies and paper supplies in the United States. There exists no material relationship between Unisource or the Merger Company and the Company, National, any of the Company's affiliates, any Company director or officer or any associate of any such directors or officers.

        On September 30, 1997, the sale of National was completed. In exchange for its surrender of National shares, the Company received cash consideration of $120.2 million (before estimated expenses and income taxes). In addition, the Merger Agreement required that intercompany borrowings owed by National to the Company be repaid (approximately $18 million).

The Company anticipates that a portion of the cash proceeds from these two transactions will be used to retire borrowings under uncommitted lines of credit and the amended revolving credit agreement with Bank of America National Trust and Savings Association. By September 30, 1997 the Company had utilized $72,000,000 of such proceeds to retire borrowings. The balance of the proceeds will be invested in marketable securities in the short term and will be available for the funding of future acquisitions and general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
        Not applicable.

(b) PRO FORMA CONDENSED FINANCIAL INFORMATION (UNAUDITED) The following assumptions have been made in preparing the unaudited Pro Forma Condensed Consolidated Statements of Income of Chemed Corporation and Subsidiary Companies ("Chemed") for the six months ended June 30, 1997 and 1996 and for the year ended December 31, 1996 and the unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 1997:

       (i) For purposes of preparing the unaudited Pro Forma Condensed Consolidated Statements of Income, Chemed's dispositions of National and Omnia were assumed to have occurred at the beginning of each fiscal period presented.

       (ii) For purposes of preparing the unaudited Pro Forma Condensed Balance Sheet, Chemed's aforementioned dispositions of National and Omnia were assumed to be consummated on the balance sheet date.

       (iii) As discussed in Item 2, an intended use of the cash proceeds from these transactions is to retire portions of the Company's debt. At June 30, 1997, the Company had borrowings totalling $77,000,000 under these agreements.

                  Accordingly, the Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 1997 reflects the financial position of Chemed after giving effect to the retirement of $5 million of borrowings under an

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


                  uncommitted line of credit with Sanwa Bank, Ltd. and $72 million of long-term debt under the amended revolving credit agreement with Bank of America National Trust and Savings Association. These borrowings had a weighted average interest rate of 6.01% at June 30, 1997.

       (iv) The pro forma earnings have been adjusted to reflect the interest savings that would have resulted had the borrowings under the Company's uncommitted lines of credit and the amended revolving credit agreement been retired at the beginning of each fiscal period presented.

       (v) The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Chemed, or of the financial position or results of operations of Chemed that would have actually occurred had the transactions been in effect as of the date or for the periods presented.

       (vi) The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Chemed.

The unaudited pro forma condensed financial statements of Chemed follow on the next page:

                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
                                 (in thousands)

                                                          Pro Forma Adjustments - Add/(Deduct)
                                                          ------------------------------------
                                                                                                        Pro
                                            Historical  National(a)   Omnia (a)        Other           Forma
                                           -----------  -----------   ---------        -----           -----
ASSETS
Current assets
   Cash and cash equivalents               $  12,361    $  20,395     $    (331)    $  83,092(b)     $ 115,517
   Accounts receivable, less allowances       85,984      (36,080)      (12,018)         --             37,886
   Inventories                                50,778      (27,049)      (15,139)         --              8,590
   Statutory deposits                         16,980         --            --            --             16,980
   Other current assets                       37,878       (4,016)       (1,232)         --             32,630
                                           ---------    ---------     ---------     ---------        ---------
     Total current assets                    203,981      (46,750)      (28,720)       83,092          211,603
                                           ---------    ---------     ---------     ---------        ---------
Other investments                             43,097         --            --            --             43,097
Properties and equipment, net                 90,529      (23,055)      (20,264)         --             47,210
Identifiable intangible assets, net           18,452         --          (4,741)         --             13,711
Goodwill, net                                189,213      (25,679)      (22,543)         --            140,991
Other assets                                  17,741       (1,022)         (252)        1,457(c)        17,924
                                           ---------    ---------     ---------     ---------        ---------
     Total assets                          $ 563,013    $ (96,506)    $ (76,520)    $  84,549        $ 474,536
                                           =========    =========     =========     =========        =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable                        $  26,312    $ (16,055)    $  (1,956)    $    --          $   8,301
   Bank notes and loans payable                5,110         --            --          (5,000)(d)          110
   Current portion of long-term debt          15,689          (19)         --            --             15,670
   Income taxes                                5,345         (855)       (1,120)       29,272(e)        32,642
   Deferred contract revenue                  25,606         --            --            --             25,606
   Other current liabilities                  46,450      (10,312)       (3,161)         --             32,977
                                           ---------    ---------     ---------     ---------        ---------
     Total current liabilities               124,512      (27,241)       (6,237)       24,272          115,306
                                           ---------    ---------     ---------     ---------        ---------
Deferred income taxes                          4,575         (893)       (3,138)         --                544
Long-term debt                               164,026          (24)         --         (72,000)(d)       92,002
Other liabilities and deferred income         39,874       (1,129)           (1)         --             38,744
Minority interest                             12,086      (12,086)         --            --               --
                                           ---------    ---------     ---------     ---------        ---------
     Total liabilities                       345,073      (41,373)       (9,376)      (47,728)         246,596
                                           ---------    ---------     ---------     ---------        ---------
     Total stockholders' equity              217,940      (55,133)      (67,144)      132,277          227,940
                                           ---------    ---------     ---------     ---------        ---------
     Total liabilities and
           stockholders' equity            $ 563,013    $ (96,506)    $ (76,520)    $  84,549        $ 474,536
                                           =========    =========     =========     =========        =========

(a) To eliminate the assets and liabilities related to National Sanitary Supply Company and the Omnia Group. National's cash balance reflects the repayment of the National intercompany balances due to Chemed.
(b) To record the proceeds from the sale of National, the proceeds from the sale of Omnia, and the subsequent retirement of borrowings. Proceeds are net of estimated expenses and costs assocated with theses dispositions.
(c) To record deferred payments to be received by the Company.
(d) To record the retirement of borrowings under the amended revolving credit agreement and under uncommitted lines of credit.
(e) To record income tax liabilities related to the transactions.

                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        FOR THE SIX MONTHS ENDED JUNE 30,
                    1997 (in thousands except per share data)

                                                             Pro Forma Adjustments Add/ (Deduct)
                                                             -----------------------------------
                                                                                                                Pro
                                          Historical       National(a)       Omnia(b)       Other              Forma
                                          ----------       ----------       ----------     -------           ---------
CONTINUING OPERATIONS
  Sales                                   $ 196,099        $(152,702)       $ (34,891)    $    --            $   8,506
  Service revenues                          155,170             --               --            --              155,170
                                          ---------        ---------        ---------     ---------          ---------
      Total sales and service revenues      351,269         (152,702)         (34,891)         --              163,676
                                          ---------        ---------        ---------     ---------          ---------

  Cost of goods sold                        132,946         (102,219)         (24,757)         --                5,970
  Cost of services provided                  96,337             --               --            --               96,337
  Selling and marketing expenses             49,989          (32,665)          (5,320)          126(c)          12,130
  General and administrative expenses        50,892          (12,315)          (2,403)          115(c)          36,289
  Depreciation                                6,630           (1,674)            (840)         --                4,116
                                          ---------        ---------        ---------     ---------          ---------
      Total costs and expenses              336,794         (148,873)         (33,320)          241            154,842
                                          ---------        ---------        ---------     ---------          ---------
  Income from operations                     14,475           (3,829)          (1,571)         (241)             8,834
  Interest expense                           (5,802)               6                3         2,600(c,d)        (3,193)
  Other income, net                          14,536(e)           667             (329)         --               14,874(e)
                                          ---------        ---------        ---------     ---------          ---------
  Income before income taxes and
     minority interest                       23,209(e)        (3,156)          (1,897)        2,359             20,515(e)
  Income taxes                               (8,697)           1,314              548          (941)            (7,776)
  Minority interest in earnings of
     subsidiaries                              (331)             331             --            --                 --
                                          ---------        ---------        ---------     ---------          ---------
     Income from continuing operations    $  14,181(e)     $  (1,511)       $  (1,349)    $   1,418          $  12,739(e)
                                          =========        =========        =========     =========          =========
EARNINGS PER COMMON SHARE

  Income from continuing operations       $    1.42(e)                                                       $    1.27(e)
                                          =========                                                          =========
  Average number of shares outstanding       10,018                                                             10,018
                                          =========                                                          =========

(a) To eliminate the earnings of National Sanitary Supply for the six months ended June 30, 1997.
(b) To eliminate the earnings of the Omnia Group for the six months ended June 30, 1997.
(c) To reclassify compensation costs and interest expense to reflect the withdrawal of National and Omnia employees from continuing participation in the Company's ESOPs.
(d) To reflect interest savings that would have resulted from the retirement of borrowings under the Company's uncommitted lines of credit and the amended revolving credit agreement.
(e) Amounts include pretax gains aggregating $12,235,000 ($7,652,000 aftertax or $.76 per share) from the sales of investments during the period.

                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        FOR THE SIX MONTHS ENDED JUNE 30,
                    1996 (in thousands except per share data)

                                                               Pro Forma Adjustments Add/ (Deduct)
                                                               -----------------------------------
                                                                                                                Pro
                                          Historical       National(a)       Omnia(b)       Other              Forma
                                          ----------       ----------       ----------     -------           ---------
CONTINUING OPERATIONS
  Sales                                   $ 199,642        $(154,487)       $ (36,781)    $    --            $   8,374
  Service revenues                          138,290             --               --            --              138,290
                                          ---------        ---------        ---------     ---------          ---------
     Total sales and service revenues       337,932         (154,487)         (36,781)         --              146,664
                                          ---------        ---------        ---------     ---------          ---------
  Cost of goods sold                        135,790         (104,417)         (26,178)         --                5,195
  Cost of services provided                  84,289             --               --            --               84,289
  Selling and marketing expenses             48,897          (32,118)          (5,439)          153(c)          11,493
  General and administrative expenses        47,913          (11,824)          (2,019)          198(c)          34,268
  Depreciation                                6,002           (1,666)            (763)         --                3,573
                                          ---------        ---------        ---------     ---------          ---------
     Total costs and expenses               322,891         (150,025)         (34,399)          351            138,818
                                          ---------        ---------        ---------     ---------          ---------
  Income from operations                     15,041           (4,462)          (2,382)         (351)             7,846
  Interest expense                           (3,831)               5               12         1,123(c,d)        (2,691)
  Other income, net                          21,479(e)           689              (70)         --               22,098(e)
                                          ---------        ---------        ---------     ---------          ---------
  Income before income taxes and
    minority interest                        32,689(e)        (3,768)          (2,440)          772             27,253(e)
  Income taxes                              (12,211)           1,615              750          (308)           (10,154)
  Minority interest in earnings of
    subsidiaries                             (2,593)             350             --            --               (2,243)
                                          ---------        ---------        ---------     ---------          ---------
     Income from continuing operations    $  17,885(e)     $  (1,803)       $  (1,690)    $     464          $  14,856(e)
                                          =========        =========        =========     =========          =========

EARNINGS PER COMMON SHARE
  Income from continuing operations       $    1.82(e)                                                       $    1.51(e)
                                          =========                                                          =========
  Average number of shares outstanding        9,852                                                              9,852
                                          =========                                                          =========

(a) To eliminate the earnings of National Sanitary Supply for the six months ended June 30, 1996.
(b) To eliminate the earnings of the Omnia Group for the six months ended June 30, 1996.
(c) To reclassify compensation costs and interest expense to reflect the withdrawal of National and Omnia employees from continuing participation in the Company's ESOPs.
(d) To reflect interest savings that would have resulted from the retirement of borrowings under the Company's uncommitted lines of credit and the amended revolving credit agreement.
(e) Amounts include pretax gains aggregating $17,431,000 ($10,919,000 aftertax or $1.11 per share) from the sales of investments during the period.

                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (in thousands except per share data)

                                                             Pro Forma Adjustments Add/ (Deduct)
                                                             -----------------------------------
                                                                                                                Pro
                                          Historical       National(a)      Omnia(b)       Other               Forma
                                          ----------       ----------      ----------    ----------          ---------

CONTINUING OPERATIONS
  Sales                                   $ 399,776        $(310,125)       $ (72,479)    $    --            $  17,172
  Service revenues                          284,041             --               --            --              284,041
                                          ---------        ---------        ---------     ---------          ---------
      Total sales and service revenues      683,817         (310,125)         (72,479)         --              301,213
                                          ---------        ---------        ---------     ---------          ---------
  Cost of goods sold                        271,885         (207,851)         (52,659)         --               11,375
  Cost of services provided                 171,397             --               --            --              171,397
  Selling and marketing expenses             99,038          (64,948)         (11,010)          303(c)          23,383
  General and administrative expenses        98,155          (23,985)          (4,330)          383(c)          70,223
  Depreciation                               11,960           (3,353)          (1,254)         --                7,353
                                          ---------        ---------        ---------     ---------          ---------
      Total costs and expenses              652,435         (300,137)         (69,253)          686            283,731
                                          ---------        ---------        ---------     ---------          ---------
  Income from operations                     31,382           (9,988)          (3,226)         (686)            17,482
  Interest expense                           (8,950)              (4)            --           3,391(c,d)        (5,563)
  Other income, net                          34,953(e)         1,350             (234)         --               36,069(e)
                                          ---------        ---------        ---------     ---------          ---------
  Income before income taxes and
     minority interest                       57,385(e)        (8,642)          (3,460)        2,705             47,988(e)

  Income taxes                              (21,866)           3,633            1,031        (1,079)           (18,281)
  Minority interest in earnings of
     subsidiaries                            (3,791)             827             --            --               (2,964)
                                          ---------        ---------        ---------     ---------          ---------
     Income from continuing operations    $  31,728(e)     $  (4,182)       $  (2,429)    $   1,626          $  26,743(e)
                                          =========        =========        =========     =========          =========
EARNINGS PER COMMON SHARE
  Income from continuing operations       $    3.23(e)                                                       $    2.72(e)
                                          =========                                                          =========
  Average number of shares outstanding        9,836                                                              9,836
                                          =========                                                          =========

(a) To eliminate the earnings of National Sanitary Supply for the year ended December 31, 1996.
(b) To eliminate the earnings of the Omnia Group for the year ended December 31, 1996.
(c) To reclassify compensation costs and interest expense to reflect the withdrawal of National and Omnia employees from continuing participation in the Company's ESOPs.
(d) To reflect interest savings that would have resulted from the retirement of borrowings under the Company's uncommitted lines of credit and the amended revolving credit agreement.
(e) Amounts include pretax gains of $28,166,000 ($17,731,000 aftertax or $1.80 per share) from the sales of investments during the period.

(c)     EXHIBITS

SK 601
Ref. No.          Description
-------- ----------------------------------------------------------
 2.1 Agreement and Plan of Merger dated as of August 11, 1997 among National Sanitary Supply Company, Unisource Worldwide, Inc. and TFBD, Inc. ("Merger Agreement"). Pursuant to Paragraph 229.601(b)(2) of Regulation S-K of the Securities Act of 1933, the Registrant has omitted the exhibits and schedules to the Agreement. A description of the schedules is included in the Amended Disclosure Schedule furnished as Exhibit
         2.2. The Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule, or exhibit.

 2.2     Amended Disclosure Schedules to Merger Agreement

 2.3 Stock Purchase Agreement By and Among Banta Corporation, Chemed Corporation and OCR Holding Company dated September 24, 1997. Pursuant to Paragraph 229.601(b)(2) of Regulation S-K of the Securities Act of 1933, the Registrant has omitted the exhibits and schedules to the Agreement. A description of the schedules is included within the agreement. The Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule, or exhibit.

99.1     Press release, dated September 25, 1997

99.2     Press release, dated September 30, 1997


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHEMED CORPORATION

                                   BY:  Arthur V. Tucker,  Jr.
                                   ----------------------
                                   Its: Vice President & Controller
                                   ---------------------------

Dated: October 9, 1997
       ------------------

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